UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          November 14, 2004

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Marquette Avenue, Suite 3200 Minneapolis, Minnesota	55402-3232

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code           612-758-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
Item 9.01. Financial Statements and Exhibits.
Signature
Exhibit Index
EXHIBIT 16.1
Letter from KPMG LLP

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Explanatory Note

This Form 8-K/A amends the Form 8-K filed on November 17, 2004 to reflect the fact that KPMG LLP (“KPMG”) has completed its audit of the consolidated financial statements of Fair Isaac Corporation (the “Company”) for the year ended September 30, 2004. Accordingly, the change in auditors became effective December 14, 2004.

Item 4.01. Changes in Registrant’s Certifying Accountant.

     On November 14, 2004, the Company dismissed KPMG as the Company’s independent accountants and appointed Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s new independent accountants. The Company’s Audit Committee approved the dismissal of KPMG and the engagement of Deloitte & Touche as the Company’s independent accountants at its meeting on November 14, 2004. KPMG continued as the Company’s independent accountants through the completion of its audit of the Company’s consolidated financial statements as of and for the year ended September 30, 2004. This action effectively dismissed KPMG as the Company’s independent accountants for the fiscal year that commenced on October 1, 2004.

     The reports of KPMG on the Company’s consolidated financial statements for the fiscal years ended September 30, 2004 and 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report on the Company’s consolidated financial statements for the fiscal years ended September 30, 2004 and 2003, made reference to the Company’s change in its method of accounting for goodwill.

     In connection with its audits of the Company’s consolidated financial statements for the fiscal years ended September 30, 2004 and 2003 and through the date of this Form 8-K/A, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference thereto in its reports on the Company’s consolidated financial statements as of and for the fiscal years ended September 30, 2004 and 2003.

     None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the fiscal years ended September 30, 2004 and 2003, and through the date of this Form 8-K/A.

     During the fiscal years ended September 30, 2004 and 2003, and through November 14, 2004 (the date Deloitte & Touche was appointed), the Company did not consult with Deloitte & Touche regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     The Company has provided a copy of the above disclosures to KPMG. Attached as Exhibit 16.1 is a copy of KPMG’s letter dated December 17, 2004.

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Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated December 17, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION
	By	/s/ CHARLES M. OSBORNE
Charles M. Osborne
Date: December 17, 2004		Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated December 17, 2004.	Filed Electronically

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